UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) November 7, 2008
      -------------------------------------------------------------------

                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 ---- CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR ---- 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the ---- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the ---- Exchange Act (17 CFO 240.13e-4(c))



ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 7, 2008, AMCON Distributing Company ("AMCON or "Company") issued a press release announcing its financial results for the fiscal year ended September 30, 2008. A copy of the press release is attached to this report as an exhibit and is incorporated herein by reference.

The information in this report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this report (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated November 7, 2008, issued by AMCON Distributing Company announcing financial results for the fiscal year ended ended September 30, 2008



                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: November 7, 2008          By:      Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President &
                                           Chief Financial Officer

















                             Exhibit 99.1

AMCON DISTRIBUTING COMPANY REPORTS RECORD FULLY DILUTED EARNINGS PER COMMON SHARE OF $6.26 FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2008

                             NEWS RELEASE

Chicago, IL, November 7, 2008 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce record fully diluted earnings per common share of $6.26 on net income available to common shareholders of $4.9 million for the fiscal year ended September 30, 2008.

"Our management team was able to deliver superior performance in a very difficult economic environment. We stuck with our conservative corporate strategy and it has worked," said Christopher H. Atayan, AMCON's Chairman and Chief Executive Officer. "We continue to believe that if we add economic value to our customers, our shareholders will benefit. This is a message we have been communicating throughout the course of the year in both of our business segments. Our customers have responded by participating jointly with us in the development of new ideas and promotions that further enhance profitability. While times are certainly tough we will continue to prudently move AMCON forward and continue our focused execution of our business plan. During the course of the year we had the opportunity to explore a number of acquisition opportunities and are once again on the acquisition trail. Additionally, we have enough confidence in our position in the market to increase our quarterly dividend 25% to $0.10 as previously reported."

Each of AMCON's business segments reported excellent results for the year. The wholesale distribution segment reported revenues of $821.2 million and operating income before depreciation and amortization of $13.2 million for fiscal 2008. The retail health food segment reported revenues of $39.2 million and operating income before depreciation and amortization of $4.1 million for fiscal 2008. AMCON ended the year with shareholders' equity of $11.0 million.

"Our customers and vendors place their trust in us every day. We strive to deliver performance beyond their expectations which is why we are able to maintain our position as an industry leader" said Kathleen Evans, President of AMCON's wholesale distribution segment. "The convenience store industry was challenged this year and conditions will remain that way for the near term. We look at this environment as one in which our tradition of excellence serves to differentiate us from the competition."

"Our commitment to delivering premium customer service at competitive prices drives the informed consumer into our stores. Further, we upgraded our website www.akins.com which has been of benefit to customers who prefer that form of retail channel," said Eric Hinkefent, President of AMCON's retail health food segment. "We realized that our customers faced a difficult economy and tailored nutritional solutions for both their health and pocket book. We believe the demographic trends for the natural foods industry over the long term are healthy, but the industry is not immune from short term economic conditions."



"One of our competitive advantages in these difficult times has been our
strong position of liquidity.   As previously reported, our bank group
renewed our line of credit and term loans early" said Andrew Plummer, AMCON's Chief Financial Officer. "AMCON maintains an extremely conservative posture with respect to our day to day financial operations. We believe this inures to the benefit of our customers, as we are able to take advantage of opportunities to enhance their profitability. Further this stance enabled us to weather significant fuel increases during the course of the year. As we head into fiscal 2009 we are assuming a continuing recession for the course of the year. "

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964


















CONSOLIDATED BALANCE SHEETS
AMCON Distributing Company and Subsidiaries
--------------------------------------------------------------------------------------------------
September 30,                                                             2008           2007
--------------------------------------------------------------------------------------------------
ASSETS
Current assets:
   Cash                                                             $     457,681    $     717,554
   Accounts receivable, less allowance
    for doubtful accounts of $0.8 million
    and $0.3 million in 2008 and 2007, respectively                    27,198,414       27,848,938
   Inventories, net                                                    37,330,969       29,738,727
   Deferred income taxes                                                1,260,609        1,446,389
   Current assets of discontinued operations                               18,947           18,897
   Prepaid and other current assets                                     3,519,650        5,935,208
                                                                    ------------------------------
      Total current assets                                             69,786,270       65,705,713

Property and equipment, net                                            10,907,541       11,190,768
Goodwill                                                                5,848,808        5,848,808
Other intangible assets, net                                            3,373,269        3,400,070
Deferred income taxes                                                     234,171        2,768,043
Non-current assets of discontinued operations                           2,032,047        2,057,033
Other assets                                                            1,123,252        1,093,150
                                                                    ------------------------------
                                                                    $  93,305,358    $  92,063,585
                                                                    ==============================
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                 $  14,738,214    $  15,253,562
   Accrued expenses                                                     5,275,697        5,293,923
   Accrued wages, salaries and bonuses                                  2,636,699        2,202,594
   Income taxes payable                                                   313,021          367,773
   Current liabilities of discontinued operations                       4,041,837        4,035,863
   Current maturities of credit facility                                3,046,000        3,046,000
   Current maturities of long-term debt                                   787,128          568,024
                                                                    ------------------------------
      Total current liabilities                                        30,838,596       30,767,739

Credit facility, less current maturities                               32,155,005       35,808,180
Long-term debt, less current maturities                                 6,525,881        7,123,453
Noncurrent liabilities of discontinued operations                       6,542,310        6,542,310

Series A cumulative, convertible preferred stock, $.01 par value
  100,000 authorized and issued, liquidation preference
  $25.00 per share                                                      2,438,355        2,438,355

Series B cumulative, convertible preferred stock, $.01 par value
  80,000 authorized and issued, liquidation preference
  $25.00 per share                                                      1,857,645        1,857,645

Series C cumulative, convertible preferred stock, $.01 par value
  80,000 authorized and issued, liquidation preference
  $25.00 per share                                                      1,982,372        1,982,372

Commitments and contingencies

Shareholders' equity:
  Preferred stock, $0.01 par value, 1,000,000 shares
   authorized, 260,000 shares outstanding and issued
   in Series A, B, and C referred to above                                      -                -
  Common stock, $0.01 par value, 3,000,000 shares
   authorized, 570,397 shares outstanding at September 2008
   and 529,436 shares outstanding at September 2007                         5,704            5,295
  Additional paid-in capital                                            6,995,948        6,396,131
  Retained earnings (deficit)                                           3,963,542         (857,895)
                                                                    ------------------------------
      Total shareholders' equity                                       10,965,194        5,543,531
                                                                    ------------------------------
                                                                    $  93,305,358    $  92,063,585
                                                                    ==============================




CONSOLIDATED STATEMENTS OF OPERATIONS
AMCON Distributing Company and Subsidiaries
--------------------------------------------------------------------------------------------------
Fiscal Years Ended September 30                                           2008           2007
--------------------------------------------------------------------------------------------------
Sales (including excise taxes of $206.8 million and
 $208.2 million, respectively)                                      $ 860,451,122    $ 853,566,512

Cost of sales                                                         795,774,780      789,317,758
                                                                    ------------------------------
Gross profit                                                           64,676,342       64,248,754
                                                                    ------------------------------

Selling, general and administrative expenses                           51,631,324       50,963,645
Depreciation and amortization                                           1,386,218        1,831,640
                                                                    ------------------------------
                                                                       53,017,542       52,795,285
                                                                    ------------------------------
Operating income                                                       11,658,800       11,453,469

Other expense (income):
   Interest expense                                                     2,986,215        4,816,324
   Other (income), net                                                   (114,613)        (194,608)
                                                                    ------------------------------
                                                                        2,871,602        4,621,716
                                                                    ------------------------------
Income from continuing operations
  before income tax expense                                             8,787,198        6,831,753
Income tax expense                                                      3,194,000        2,626,000
                                                                    ------------------------------
Income from continuing operations                                       5,593,198        4,205,753

Discontinued operations
 Gain on disposal of discontinued
  operations, net of income tax expense
  of $0.6 million                                                               -          829,090

 Loss from discontinued operations, net of
  income tax benefit of $0.2 million and
  $0.3 million, respectively                                             (260,952)        (594,539)
                                                                    ------------------------------
(Loss) income on discontinued operations                                 (260,952)         234,551
                                                                     -----------------------------
Net income                                                              5,332,246        4,440,304
Preferred stock dividend requirements                                    (419,839)        (418,692)
                                                                     -----------------------------
Net income available to common shareholders                         $   4,912,407    $   4,021,612
                                                                    ==============================
   Basic earnings (loss) per share
     available to common shareholders:
      Continuing operations                                         $        9.65    $        7.19
      Discontinued operations                                               (0.49)            0.44
                                                                    ------------------------------
   Net basic earnings per share
     available to common shareholders                               $        9.16    $        7.63
                                                                    ==============================
   Diluted earnings (loss) per share
     available to common shareholders:
      Continuing operations                                         $        6.57    $        4.89
      Discontinued operations                                               (0.31)            0.27
                                                                    ------------------------------
   Net diluted earnings per share
     available to common shareholders                               $        6.26    $        5.16
                                                                    ==============================

Weighted average shares outstanding:
   Basic                                                                  536,319          527,062
   Diluted                                                                851,298          860,121







CONSOLIDATED STATEMENTS OF CASH FLOWS
AMCON Distributing Company and Subsidiaries
--------------------------------------------------------------------------------------------------
Fiscal Years Ended September 30                                            2008           2007
--------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $   5,332,246    $   4,440,304

  Deduct: (Loss) income from discontinued operations,
            net of tax                                                   (260,952)         234,551
                                                                    ------------------------------
Income from continuing operations                                       5,593,198        4,205,753

Adjustments to reconcile income from
  continuing operations to net cash flows
   from operating activities:
    Depreciation                                                        1,359,417        1,791,907
    Amortization                                                           26,801           39,733
    Loss (gain) on sale of property and equipment                         (39,619)          27,235
    Stock based compensation                                              435,250           70,993
    Excess tax benefit on exercise of stock options                       (16,592)               -
    Deferred income taxes                                               2,719,652        2,621,261
    Provision for losses on doubtful accounts                             505,000         (250,196)
    Provision for losses on inventory obsolescence                        101,998           52,242

  Changes in assets and liabilities,
    Accounts receivable                                                   145,524          217,009
    Inventories                                                        (7,694,240)        (383,768)
    Prepaid and other current assets                                    2,415,558         (566,058)
    Other assets                                                          (30,102)         254,314
    Accounts payable                                                     (515,348)         739,188
    Accrued expenses and accrued wages, salaries and bonuses              415,879        1,574,429
    Income taxes payable                                                  (38,160)         198,837
                                                                    ------------------------------
Net cash flows from operating activities - continuing operations        5,384,216       10,592,879
Net cash flows from operating activities - discontinued operations       (230,042)      (1,929,323)
                                                                    ------------------------------
Net cash flows from operating activities                                5,154,174        8,663,556
                                                                    ------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                     (845,156)        (514,277)
  Proceeds from sales of property and equipment                            86,209          101,328
                                                                    ------------------------------
Net cash flows from investing activities - continuing operations         (758,947)        (412,949)
Net cash flows from investing activities - discontinued operations              -        3,965,394
                                                                    ------------------------------
Net cash flows from investing activities                                 (758,947)       3,552,445

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net payments on bank credit agreement                                (3,653,175)      (9,969,248)
  Principal payments on long-term debt                                   (656,092)        (734,416)
  Proceeds from exercise of stock options                                 148,384           46,686
  Excess tax benefit on exercise of stock options                          16,592                -
  Debt issuance costs                                                           -         (100,000)
  Dividends on preferred stock                                           (419,839)        (418,692)
  Dividends on common stock                                               (90,970)               -
                                                                    ------------------------------
Net cash flows from financing activities - continuing operations       (4,655,100)     (11,175,670)

Net cash flows from financing activities - discontinued operations              -         (803,915)
                                                                    ------------------------------
Net cash flow from financing activities                                (4,655,100)     (11,979,585)
                                                                    ------------------------------
Net change in cash                                                       (259,873)         236,416

Cash, beginning of year                                                   717,554          481,138
                                                                    ------------------------------
Cash, end of year                                                   $     457,681    $     717,554
                                                                    ==============================





--------------------------------------------------------------------------------------------------
Fiscal Years                                                              2008           2007
--------------------------------------------------------------------------------------------------
Supplemental disclosure of cash flow information:
  Cash paid during the year for interest                            $   3,116,098    $  4,890,997
  Cash paid during the year for income taxes                              354,208          94,901

Supplemental disclosure of non-cash information:

  Acquisition of equipment through capital leases                   $     277,624          68,422
  Forgiveness of debt and related interest in
    connection with settlement of TSI litigation                                -    $ (3,735,145)
  Forgiveness of water royalty in connection
    with settlement of TSI litigation                                           -      (2,807,000)
  Issuance of note payable in connection with TSI litigation                    -       5,000,000
  Issuance of note payable in connection with
    settlement of TBG litigation                                                -         763,983
  Buyer's assumption of HNWC lease in connection with
    the sale of HNWC's assets - discontinued operations                         -        (225,502)

